Exhibit 10.5

WALKER & DUNLOP, INC.

MANAGEMENT DEFERRED STOCK UNIT PURCHASE PLAN

DEFERRED STOCK UNIT AGREEMENT

AMENDMENT

WHEREAS, Walker & Dunlop, Inc., a Maryland corporation (the “Company”), previously granted deferred stock units (the “Deferred Stock Units”) relating to shares of its common stock, par value $0.01 per share (the “Stock”), to the undersigned Participant under the Company’s Management Deferred Stock Unit Purchase Plan and pursuant to the Deferred Stock Unit Agreement(s) set forth on the signature page hereto (the “Agreement”), in respect of the Participant’s election to purchase shares of Stock with the Participant’s annual incentive bonus; and

WHEREAS, the Company and the Participant desire to amend the Agreement to provide that, upon the Company’s declaration and payment of a cash dividend on outstanding Stock, the Participant will be entitled to receive a dividend equivalent right for each Deferred Stock Unit the Participant holds as of the record date equal to the per-share dividend paid on the Stock, and such dividend equivalent right shall be paid in cash at the same time paid to other stockholders of the Company as of the record date for such dividend.

NOW, THEREFORE, the Company and the undersigned Participant hereby agree to amend the Agreement (the “Amendment”), effective as of the date set forth below, as follows:

1.	The section of the Agreement titled “Stockholder Rights” is hereby amended in its entirety to read as follows:

You have no rights as a stockholder with respect to the Deferred Stock Units unless and until the Stock relating to the Deferred Stock Units has been delivered to you. You will, however, be entitled to receive, upon the Company’s payment of a cash dividend on outstanding Stock, a dividend equivalent for each Deferred Stock Unit that you hold as of the record date for such dividend equal to the per-share dividend paid on the Stock. Such dividend equivalent shall be paid in cash at the same time paid to other stockholders of the Company as of the record date for such dividend and shall not be subject to the Deferral Election.

2.	Except as set forth above in this Amendment, the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the Company and the undersigned Participant have executed this Amendment as of this              day of                 , 2015.

Company:
(Signature)

Name:

Title:

Participant:
(Signature)

Name:

Deferred Stock Unit Agreement, dated:

Deferred Stock Unit Agreement, dated:

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